Exhibit 10.11

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

CAMBRIDGE DISPLAY TECHNOLOGY, INC.

Dated as of [                    ], 2004

Table of Contents

(continued)

		Page
12.9	Injunctive Relief	22
12.10	Term	22
12.11	Termination With Respect to Minority Investors	22
12.12	Further Assurances	23
12.13	Entire Agreement	23
12.14	Additional Management Stockholders	23

Annex A: Cambridge Display Technology, Inc. Minority Investors

ii

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of [            ], 2004, among Cambridge Display Technology, Inc. (formerly named CDT Acquisition Corp.), a Delaware corporation (the “Company”), Kelso Investment Associates VI, L.P., a Delaware limited partnership (“KIA VI”), KEP VI, LLC, a Delaware limited liability company (“KEP VI”, and, together with KIA VI, “Kelso”), Hillman Capital Corporation, a Delaware corporation (“Hillman Capital”), Hillman CDT LLC, a Delaware limited liability company, and Hillman CDT 2000 LLC, a Delaware limited liability company (collectively, “HCDT”, and, together with Hillman Capital, “Hillman”, and, together with Kelso, the “Outside Investors”), and those employees of the Company or its subsidiaries who may become parties to this Agreement from time to time (collectively, the “Management Stockholders”, and, together with Kelso, HCDT and any other persons who become parties to this Agreement from time to time, the “Stockholders”). Capitalized terms used herein without definition are defined in Section 11.

WHEREAS, certain parties hereto were previously party to a Registration Rights Agreement, dated as of July 27, 1999, as amended as of July 25, 2000, December 29, 2000 and August 23, 2001 (the “Registration Rights Agreement”); and

WHEREAS, in connection with the consummation of the underwritten initial public offering of shares of Common Stock, the parties hereto wish to amend and restate certain rights and obligations with respect to the registration of the shares of Common Stock under the Securities Act.

NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth in this Agreement, the parties hereto agree as follows:

1. Registrations Upon Request.

1.1 Request by Outside Investors.

(a) Kelso and Hillman Capital (each, a “Requesting Stockholder”) shall each have the right to make up to 5 separate requests that the Company effect the registration under the Securities Act of all or a portion of the Registrable Securities owned by the Kelso Investors or the Hillman Investors, as the case may be, each such request to specify the intended method or methods of disposition thereof (which may include disposition in a Rule 415 Offering at any time at which the Company is eligible to effect a Rule 415 Offering), provided that the Company shall not be required to effect a registration pursuant to this Section 1.1 during: (i) the 270-day period following the effective date of the registration statement in connection with the IPO and (ii) the 180-day period following the effective date of the most recent registration previously effected pursuant to this Section 1.1. A request made by a Requesting Stockholder shall not be counted for purposes of the request limitations set forth above (a) if such Requesting Stockholder determines in its good faith judgment to withdraw the proposed registration of any Registrable Securities requested to be registered pursuant to this Section 1.1 due to marketing or regulatory reasons, (b) the registration statement relating to any such request is not declared effective within 90 days of the date such registration statement is first filed with the Commission, (c) if, within 180 days after the registration relating to any such request has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason and the Company fails to have such stop order, injunction or other order or requirement removed, withdrawn or resolved to such Requesting Stockholder’s reasonable satisfaction within 30 days, (d) if more than 10% of the Registrable Securities requested by such Requesting Stockholder to be included in the registration are not so included pursuant to Section 1.4, or (e) the conditions to closing specified in the underwriting agreement or purchase agreement entered into in connection with the registration relating to any such request are not satisfied (other than as a result of a default or breach thereunder by such Requesting Stockholder). Upon any such request, the Company will promptly, but in any event within 15 days, give written notice of such request to all holders of Registrable Securities and thereupon the Company will, subject to Section 1.4, use its best efforts to effect the prompt registration under the Securities Act of:

(i) the Registrable Securities which the Company has been so requested to register by such Requesting Stockholder, and

(ii) all other Registrable Securities which the Company has been requested to register by the holders thereof by written request given to the Company by such holders within 20 days after the giving of such written notice by the Company to such holders, all to the extent required to permit the disposition of the Registrable Securities so to be registered in accordance with the intended method or methods of disposition of each seller of such Registrable Securities.

Notwithstanding the foregoing, but subject to the rights of holders of Registrable Securities under Section 2, (a) if the Board determines in its good faith judgment, after consultation with a firm of nationally recognized underwriters, that a requested registration under this Section 1.1 will have an adverse effect on a then contemplated IPO, the Company may defer the filing (but not the preparation) of the registration statement which is required to effect such registration during the period starting with the 30th day immediately preceding the date of anticipated filing by the Company of, and ending on the later of (i) a date 60 days following the effective date of the registration statement relating to such IPO or (ii) such later date (not to exceed 180 days) as may be required by the managing underwriter of the IPO, provided that at all times the Company is in good faith using all reasonable efforts to cause such registration statement to be filed as soon as possible and, provided, further, that such period shall end on such earlier date as may be permitted by the underwriters of such underwritten public offering and (b) if the Company shall at any time furnish to each seller of Registrable Securities a certificate (a “Referral Certificate”) signed by the President of the Company stating that the Company has pending or in process a material transaction (including a financing transaction), the disclosure of which would, in the good faith judgment of the Board, materially and adversely affect the Company, the Company may defer the filing (but not the preparation) of a registration statement to be filed pursuant to this Section 1.1 for up to 60 days (but the Company shall use its best efforts to complete the transaction and file the registration statement as soon as possible) provided that the Company shall not be permitted to defer the filing of registration statements pursuant to this clause (b) more than once in any 180 day period.

(b) Any rights exercisable by the Hillman Investors under this Section shall be exercisable solely by Hillman Capital. The Company shall be entitled to deal exclusively with the party or parties having the right to act on behalf of the Hillman Investors at any given time and to rely on its or their consent, waiver or other action as the consent, waiver and other action of all of the Hillman Investors.

1.2 Registration Statement Form. A registration requested pursuant to Section 1.1 shall be effected by the filing of a registration statement on a form agreed to by the Requesting Stockholder.

1.3 Expenses. The Company will pay all Registration Expenses in connection with any registration requested under Section 1.1; provided that each seller of Registrable Securities shall pay all Registration Expenses to the extent required to be paid by such seller under applicable law.

1.4 Priority in Demand Registrations. If a registration pursuant to Section 1.1 involves an underwritten offering, and the managing underwriter (or, in the case of an offering which is not underwritten, a nationally recognized investment banking firm) shall advise the Company in writing (with a copy to each Person requesting registration of Registrable Securities) that, in its opinion, the number of securities requested and otherwise proposed to be included in such registration exceeds the number which can be sold in such offering without materially and adversely affecting the offering price, the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering without such material adverse effect, first, the Registrable Securities of the Kelso Investors, the Hillman Investors and the Minority Investors, on a pro rata basis (based on the number of shares of Registrable Securities owned by such Person), second, the securities, if any, being sold by the

Company and third, the securities, if any, being sold by the Management Stockholders on a pro rata basis (based on the number of shares of Registrable Securities owned by such Management Stockholders).

1.5 No Company Initiated Registration. After receipt of notice of a requested registration pursuant to Section 1.1, the Company shall not initiate, without the consent of the Requesting Stockholder, a registration of any of its securities for its own account until 90 days after such registration has been effected or such registration has been terminated.

2. Incidental Registrations. If the Company at any time proposes to register any of its equity securities under the Securities Act for its own account (other than pursuant to a registration on Form S-4 or S-8 or any successor form) and (i) Kelso or Hillman Capital has requested that the Company include Registrable Securities owned by any Kelso Investor or Hillman Investor, as the case may be, in such registration or (ii) the Kelso Investors and the Hillman Investors no longer own any Registrable Securities, the Company will give prompt written notice to all holders of Registrable Securities regarding such proposed registration. Upon the written request of any such holder made within 20 days after the receipt of any such notice (which request shall specify the number of Registrable Securities intended to be disposed of by such holder and the intended method or methods of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of such Registrable Securities on a pro rata basis (based on the number of shares of Registrable Securities owned by such requesting holder) in accordance with such intended method or methods of disposition, provided that:

(a) if such registration shall be in connection with an IPO, (i) the Company shall not include any Registrable Securities in such proposed registration if the Board shall have determined, after consultation with the managing underwriter for such offering, that it is not in the best interests of the Company to include any Registrable Securities in such registration and (ii) the Company shall not include any Registrable Securities of the Management Stockholders in such proposed registration if it believes in good faith that inclusion of such securities would not be in the best interests of the Company, provided that the Company will include in such registration that number of Registrable Securities of the Management Stockholders that such managing underwriter and the Company determine would not be adverse to the best interests of the Company;

(b) if, at any time after giving written notice (pursuant to this Section 2) of its intention to register equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such equity securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, shall not be obligated to register any Registrable Securities in connection with such registration (but shall nevertheless pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of the Requesting Stockholders to request that a registration be effected under Section 1.1; and

(c) if in connection with a registration pursuant to this Section 2, the managing underwriter of such registration (or, in the case of an offering that is not underwritten, a nationally recognized investment banking firm) shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration thereof) that, in its opinion, the number of securities requested and otherwise proposed to be included in such registration exceeds the number which can be sold in such offering without materially and adversely affecting the offering price, then in the case of any registration pursuant to this Section 2, the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering without such material adverse effect, first, the securities, if any, being sold by the Company, second, the Registrable Securities of the Kelso Investors, the Hillman Investors and the Minority Investors, on a pro rata basis (based on the number of shares of Registrable Securities owned by each such Person), and third, the Registrable Securities of the Management Stockholders, on a pro rata basis (based on the number of shares of Registrable Securities owned by each such Management Stockholder).

Notwithstanding the foregoing, the Management Stockholders will not be entitled to participate in any registration pursuant to this Section 2 to the extent that the managing underwriter (or, in the case of an offering that is not underwritten, a nationally recognized investment banker) shall determine in good faith and in writing (with a copy to each affected Person requesting registration of Registrable Securities) that the participation of any such Management Stockholder would adversely affect the marketability or offering price of the securities being sold by the Company in such registration.

The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2, provided that each seller of Registrable Securities shall pay all Registration Expenses to the extent required to be paid by such seller under applicable law. No registration effected under this Section 2 shall relieve the Company from its obligation to effect registrations under Section 1.1.

3. Registration Procedures. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 1.1 and 2, the Company will promptly:

(a) prepare, and as soon as practicable, but in any event within 60 days thereafter, file with the Commission, a registration statement with respect to such Registrable Securities, make all required filings with the NASD and use its best efforts to cause such registration statement to become effective as soon as practicable;

(b) prepare and promptly file with the Commission such amendments and post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for so long as is required to comply with the provisions of the Securities Act and to complete the disposition of all securities covered by such registration statement in accordance with the intended method or methods of disposition thereof, but in no event for a period of more than six months in the case of an underwritten public offering (or such longer period of time as may be required by the managing underwriter), and for a period of 45 days in all other cases, after such registration statement becomes effective (which period shall be extended, in the case of a Rule 415 Offering for so long as sales of Registrable Securities have been suspended pursuant to Section 3(j));

(c) furnish copies of all documents proposed to be filed with the Commission in connection with such registration to (i) in the case of a registration pursuant to Section 1.1 or Section 2 in which any Kelso Investors but no Hillman Investors are participating, counsel selected by Kelso, (ii) in the case of a registration pursuant to Section 1.1 or Section 2 in which any Hillman Investors but no Kelso Investors are participating, counsel selected by Hillman Capital, (iii) in the case of a registration pursuant to Section 1.1 or Section 2 in which at least one Kelso Investor and at least one Hillman Investor is participating, counsel mutually acceptable to both Kelso and Hillman Capital and (iv) in the case of a registration pursuant to Section 2 in which no Kelso Investors nor any Hillman Investors are participating, counsel selected by the holders of at least 51% of the Registrable Securities proposed to be sold in connection with such registration (such holders, the “Majority Holders”), and such documents shall be subject to the review of such counsel and Kelso, Hillman Capital or the Majority Holders, as the case may be, and the Company shall not file any amendment or post-effective amendment or supplement to such registration statement or the prospectus used in connection therewith to which either such counsel or Kelso, Hillman Capital or the Majority Holders, as the case may be, shall have reasonably objected in writing on the grounds that such amendment or supplement does not comply (explaining why) in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder, provided, however, that in no event shall Hillman or Kelso, as the case may be, have any right pursuant to this clause (c) if, at the time the registration is requested pursuant to Section 1.1 or the Company provides written notice of the proposed registration pursuant to Section 2, the Kelso Investors (in the case of Kelso) or the Hillman Investors (in the case of Hillman) own less than 10% of the number of shares of Common Stock they own on the date hereof, unless either Hillman or Kelso is the Requesting Stockholder with respect to a registration pursuant to Section 1.1 in which event they will be entitled to such right notwithstanding this proviso;

(d) furnish to each seller of Registrable Securities, without charge, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits and documents filed therewith) and such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller in accordance with the intended method or methods of disposition thereof;

(e) use its best efforts to register or qualify such Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition of such Registrable Securities in such jurisdictions in accordance with the intended method or methods of disposition thereof, provided that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, subject itself to taxation in any jurisdiction wherein it is not so subject, or take any action which would subject it to general service of process in any jurisdiction wherein it is not so subject;

(f) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies, authorities or self-regulatory bodies as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities in accordance with the intended method or methods of disposition thereof;

(g) furnish to each seller of Registrable Securities a signed counterpart, addressed to the sellers, of

(i) an opinion of counsel for the Company experienced in securities law matters, dated the effective date of the registration statement (and, if such registration includes an underwritten public offering, the date of the closing under the underwriting agreement), and

(ii) a “comfort” letter (unless the registration is pursuant to Section 2 and such a letter is not otherwise being furnished to the Company), dated the effective date of such registration statement (and if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have issued an audit report on the Company’s financial statements included in the registration statement, covering such matters as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to the underwriters in underwritten public offerings of securities and such other matters as Kelso, Hillman Capital or the Majority Holders, as the case may be, may reasonably request;

(h) subject to Section 3(j) below, notify each seller of any Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event or existence of any fact as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and, as promptly as is practicable, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(i) otherwise comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement of the Company (in form complying with the provisions of Rule 158 under the Securities Act) covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of such registration statement;

(j) notify each seller of any Registrable Securities covered by such registration statement in a Rule 415 Offering that the Company has a pending or in process material transaction (including a financing transaction) or other material development, the disclosure of which would, in the good faith judgment of the Board, materially and adversely affect the Company, whereupon the holders of Registrable Securities being sold in such Rule 415 Offering shall suspend sales of such Registrable Securities beginning on the date of receipt of such notice and expiring on the date upon which such information is disclosed to the public or ceases to be material, as evidenced by a notice from the Company to such holders to that effect; provided, however, that such deferral shall in no event be for a period of more than 90 days;

(k) notify each seller of any Registrable Securities covered by such registration statement (i) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission for amendments or supplements to such registration statement or to amend or to supplement such prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose and (iv) of the suspension of the qualification of such securities for offering or sale in any jurisdiction, or of the institution of any proceedings for any of such purposes;

(l) use every reasonable effort to obtain the lifting of any stop order that might be issued suspending the effectiveness of such registration statement at the earliest possible moment;

(m) use its best efforts (i) (A) to list such Registrable Securities on any securities exchange on which the equity securities of the Company are then listed or, if no such equity securities are then listed, on an exchange selected by the Company, if such listing is then permitted under the rules of such exchange, or (B) if such listing is not practicable, to secure designation of such securities as a NASDAQ “national market system security” within the meaning of Rule 11Aa2-1 under the Exchange Act or, failing that, to secure NASDAQ authorization for such Registrable Securities, and, without limiting the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD, and (ii) to provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement and to instruct such transfer agent (A) to release any stop transfer order with respect to the certificates with respect to the Registrable Securities being sold and (B) to furnish certificates without restrictive legends representing ownership of the shares being sold, in such denominations requested by the sellers of the Registrable Securities or the lead underwriter;

(n) enter into such agreements and take such other actions as the sellers of Registrable Securities or the underwriters reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including, without limitation, preparing for, and participating in, such number of “road shows” and all such other customary selling efforts as the underwriters reasonably request in order to expedite or facilitate such disposition;

(o) furnish to any seller of such Registrable Securities such information and assistance as such holder may reasonably request in connection with any “due diligence” effort which such seller deems appropriate; and

(p) use its best efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

As a condition to its registration of Registrable Securities of any prospective seller, the Company may require such seller of any Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller, its ownership of Registrable Securities and the disposition of such Registrable

Securities as the Company may from time to time reasonably request in writing and as shall be required by law in connection therewith. Each such holder agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such holder not materially misleading.

The Company agrees not to file or make any amendment to any registration statement with respect to any Registrable Securities, or any amendment of or supplement to the prospectus used in connection therewith, which refers to any seller of any Registrable Securities covered thereby by name, or otherwise identifies such seller as the holder of any Registrable Securities, without the consent of such seller, such consent not to be unreasonably withheld or delayed, unless such disclosure is required by law.

By acquisition of Registrable Securities, each holder of such Registrable Securities shall be deemed to have agreed that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(h), such holder will promptly discontinue such holder’s disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(h). If so directed by the Company, each holder of Registrable Securities will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, in such holder’s possession of the prospectus covering such Registrable Securities at the time of receipt of such notice. In the event that the Company shall give any such notice, the period mentioned in Section 3(b) shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 3(h) following the effectiveness of the post-effective amendment in which such supplemental or amended prospectus is included.

4. Underwritten Offerings.

4.1 Underwriting Agreement. If requested by the underwriters for any underwritten offering pursuant to a registration requested under Section 1.1 or 2, the Company shall enter into an underwriting agreement with the underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the underwriters and (i) to Kelso in the case of a registration requested pursuant to Section 1.1 or Section 2 in which any Kelso Investors but no Hillman Investors are participating, (ii) to Hillman Capital in the case of a registration requested pursuant to Section 1.1 or Section 2 in which any Hillman Investors but no Kelso Investors are participating, (iii) to both Kelso and Hillman Capital in the case of a registration requested pursuant to Section 1.1 or Section 2 in which at least one Hillman Investor and at least one Kelso Investor is participating or (iv) to the Majority Holders in all other cases, provided, however, that in no event shall Hillman or Kelso, as the case may be, have any rights pursuant to the foregoing clauses (i) through (iii) if, at the time the registration is requested pursuant to Section 1.1 or the Company provides written notice of the proposed registration pursuant to Section 2, the Kelso Investors (in the case of Kelso) or the Hillman Investors (in the case of Hillman) own less than 10% of the outstanding shares of Common Stock, unless either Hillman or Kelso is the Requesting Stockholder with respect to a registration pursuant to Section 1.1 in which event they will be entitled to such rights notwithstanding this proviso. Any such underwriting agreement shall contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 9. The holders of Registrable Securities to be distributed by such underwriter shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the agreements on the part of, the Company to and for the benefit of such underwriters be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall also be conditions precedent to the obligations of such holders of Registrable Securities. No underwriting agreement (or other agreement in connection with such offering) shall require the Kelso Investors, the Hillman Investors, any Minority Investor or any Management Stockholder, in their respective capacities as stockholders and/or controlling persons, to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, the ownership of such holder’s Registrable Securities and such holder’s intended method or methods of disposition and any other representation required by law or to furnish any indemnity to any Person which is broader than the indemnity furnished by such holder pursuant to Section 9.2.

4.2 Selection of Underwriters. If the Company at any time proposes to register any of its securities under the Securities Act for sale for its own account pursuant to an underwritten offering, the Company will have the right to select the managing underwriter (which shall be of nationally recognized standing) to administer the offering, but if the Kelso Investors at such time own at least 10% of the outstanding shares of Common Stock, only with the approval of Kelso or if the Hillman Investors at such time own at least 10% of the outstanding shares of Common Stock, only with the approval of Hillman Capital, in each case, such approval not to be unreasonably withheld. Notwithstanding the foregoing sentence, whenever a registration requested pursuant to Section 1.1 is for an underwritten offering, the Requesting Stockholder will have the right to select the managing underwriter (which shall be of nationally recognized standing) who will be selected to administer the offering, (i) in the case of a Registration Statement in which Kelso is the Requesting Stockholder and at least one Hillman Investor is participating, jointly by both Kelso and Hillman Capital, (ii) in the case of a registration in which Hillman Capital is the Requesting Stockholder and at least one Kelso Investor is participating, jointly by Hillman Capital and Kelso, (iii) in the case of a registration in which Kelso is the Requesting Stockholder and no Hillman Investors are participating, by Kelso, (iv) in the case of a registration in which Hillman Capital is the Requesting Stockholder and no Kelso Investors are participating, by Hillman Capital, but in each case only with the approval of the Company, such approval not to be unreasonably withheld.

5. Holdback Agreements.

(a) If and whenever the Company proposes to register any of its equity securities under the Securities Act for its own account (other than on Form S-4 or S-8 or any successor form) or is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 1.1 or 2, each holder of Registrable Securities agrees by acquisition of such Registrable Securities:

(i) not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, or to request registration under Section 1.1 of any Registrable Securities: (x) for 270 days after the effective date of the registration statement in connection with the IPO; and (y) within seven days prior to and 90 days (unless, in the case of any holder of Registrable Securities other than a Minority Investor, advised in writing by the managing underwriter that a longer period, not to exceed 180 days, is required, or such shorter period as the managing underwriter for any underwritten offering may agree) after the effective date of the registration statement relating to such registration, except as part of such registration; and

(ii) to enter into a similar holdback agreement with the managing underwriter for any underwritten offering if so requested by such underwriter.

(b) The Company agrees not to effect any public sale or distribution or any sale or distribution pursuant to Rule 144A or Regulation S under the Securities Act of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities within seven days prior to and 90 days (unless advised in writing by the managing underwriter that a longer period, not to exceed 180 days, is required, or such shorter period as the managing underwriter for any underwritten offering may agree) after the effective date of any registration statement filed pursuant to Section 1.1 (except as part of such registration or pursuant to a registration on Form S-4 or S-8 or any successor form). In addition, the Company shall use its best efforts to cause each holder of its equity securities or any securities convertible into or exchangeable or exercisable for any of such securities, whether outstanding on the date of this Agreement or issued at any time after the date of this Agreement (other than any such securities acquired in a public offering), to agree not to effect any such public sale or distribution of such securities during such period, except as part of any such registration if permitted, and to cause each such holder to enter into a similar agreement to such effect with the Company.

6. Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, the Company will give the holders of such Registrable Securities so to be registered and their underwriters, if any, and their respective counsel and accountants the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to the financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have issued audit reports on its financial statements as shall be reasonably requested by such holders in connection with such registration statement.

7. No Grant of Future Registration Rights. The Company shall not grant any other demand or incidental registration rights to any other Person without the prior written consent of each Outside Investor, so long as the Outside Investors, together with their Permitted Assignees, continue to own at least 15% of the number of shares of Common Stock that the Outside Investors own on the date hereof; provided that the Outside Investors will not grant any such consent unless the Minority Investors have the same right (if any), on a pro rata basis (based on the number of shares of Registrable Securities owned by each such Stockholder), as the Outside Investors and their Permitted Assignees to include Registrable Securities in any such registration. During the term of this Agreement, the Company shall not grant to any third party incidental registration rights that are of a higher priority to the rights granted to the holders of Registrable Securities under Section 2 hereof.

8. Permitted Assignees. Notwithstanding the definition of the term “Registrable Securities,” each of the Outside Investors shall have the right to have included in any registration pursuant to Section 1.1 or 2 any shares of Common Stock owned by any of their Permitted Assignees and such shares shall be deemed Registrable Securities that shall be considered owned by such Outside Investors for purposes of the “cut-back” provisions applicable to such registration.

9. Indemnification.

9.1 Indemnification by the Company. In the event of any registration of any Registrable Securities pursuant to this Agreement, the Company will indemnify, defend and hold harmless (a) each seller of such Registrable Securities, (b) the directors, members, stockholders, officers, partners, employees, agents and Affiliates of such seller, (c) each Person who participates as an underwriter in the offering or sale of such securities and (d) each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any of the foregoing against any and all losses, claims, damages or liabilities (or actions or proceedings in respect thereof), jointly or severally, directly or indirectly, based upon or arising out of (i) any untrue statement or alleged untrue statement of a fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or used in connection with the offering of securities covered thereby, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state a fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse each such indemnified party for any legal or any other expenses reasonably incurred by them in connection with enforcing its rights hereunder or under the underwriting agreement entered into in connection with such offering or investigating, preparing, pursuing or defending any such loss, claim, damage, liability, action or proceeding, except insofar as any such loss, claim, damage, liability, action, proceeding or expense arises out of or is based upon an untrue statement or omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such seller expressly for use in the preparation thereof. Such indemnity shall remain in full force and effect, regardless of any investigation made by such indemnified party and shall survive the transfer of such Registrable Securities by such seller. If the Company is entitled to, and does, assume the defense of the related action or proceedings provided herein, then the indemnity agreement contained in this Section 9.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or proceeding if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed).

9.2 Indemnification by the Sellers. The Company may require, as a condition to including Registrable Securities of any prospective seller in any registration statement filed pursuant to Section 1.1 or 2 that the Company shall have received an undertaking satisfactory to it from such prospective seller of Registrable Securities to indemnify and hold harmless, severally, not jointly, in the same manner and to the same extent as set forth in Section 9.1, the Company, its directors, officers, employees, agents and each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such seller expressly for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such Registrable Securities by such seller. The indemnity agreement contained in this Section 9.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or proceeding if such settlement is effected without the consent of such seller (which consent shall not be unreasonably withheld or delayed). The Company and the holders of Registrable Securities hereby acknowledge and agree that for all purposes of this Agreement the only information furnished or to be furnished to the Company for use in any such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement are statements specifically relating to (a) transactions between such holder and its Affiliates, on the one hand, and the Company, on the other hand, (b) the beneficial ownership of shares of Common Stock by such holder and its Affiliates and (c) the name and address of such holder. The indemnity provided by each seller of Registrable Securities under this Section 9.2 shall be limited in amount to the net amount of proceeds actually received by such seller from the sale of Registrable Securities pursuant to such registration statement.

9.3 Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 9, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action or proceeding, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 9, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate therein and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof except for the reasonable fees and expenses of no more than one counsel retained by such indemnified party to monitor such action or proceeding. Notwithstanding the foregoing, if such indemnified party reasonably determines, based upon advice of independent counsel, that a conflict of interest may exist between the indemnified party and the indemnifying party with respect to such action and that it is advisable for such indemnified party to be represented by separate counsel, such indemnified party may retain other counsel, reasonably satisfactory to the indemnifying party, to represent such indemnified party, and the indemnifying party shall pay all reasonable fees and expenses of such counsel. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of such indemnified party, which consent shall not be unreasonably withheld or delayed, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

9.4 Other Indemnification. Indemnification similar to that specified in the preceding paragraphs of this Section 9 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration (other than under the Securities Act) or other qualification of such Registrable Securities under any federal or state law or regulation of any governmental authority.

9.5 Indemnification Payments. Any indemnification required to be made by an indemnifying party pursuant to this Section 9 shall be made by periodic payments to the indemnified party during the course of the action or proceeding, as and when bills are received by such indemnifying party with respect to an indemnifiable loss, claim, damage, liability or expense incurred by such indemnified party.

9.6 Other Remedies. If for any reason the foregoing indemnity is unavailable, or is insufficient to hold harmless an indemnified party, other than by reason of the exceptions provided therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities, actions, proceedings or expenses in such proportion as is appropriate to reflect the relative faults of the indemnifying party on the one hand and the indemnified party on the other in connection with the offering of Registrable Securities. If, however, the allocation provided by the immediately preceding sentence is unavailable or is insufficient to hold harmless an indemnified party, other than by reason of the exceptions provided therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities, actions, proceedings or expenses in such proportion as is appropriate to reflect the relative benefits to the indemnifying party on the one hand and the indemnifying party on the other in connection with the offering of Registrable Securities (taking into account the portion of the proceeds of the offering realized by such party). The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statements or omissions. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. No party shall be liable for contribution under this Section 9.6 except to the extent as such party would have been liable to indemnify under this Section 9 if such indemnification were enforceable under applicable law.

10. Representations and Warranties. Each Stockholder represents and warrants to the Company and each other Stockholder that:

(i) such Stockholder has the power, authority and capacity (or, in the case of any Stockholder that is a corporation, limited liability company or limited partnership, all corporate, limited liability company or limited partnership power and authority, as the case may be) to execute, deliver and perform this Agreement;

(ii) in the case of a Stockholder that is a corporation, limited liability company or limited partnership, the execution, delivery and performance of this Agreement by such Stockholder has been duly and validly authorized and approved by all necessary corporate, limited liability company or limited partnership action, as the case may be;

(iii) this Agreement has been duly and validly executed and delivered by such Stockholder and constitutes a valid and legally binding obligation of such Stockholder, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors’ rights generally and general principles of equity; and

(iv) the execution, delivery and performance of this Agreement by such Stockholder does not and will not violate the terms of or result in the acceleration of any obligation under (A) any material contract, commitment or other material instrument to which such Stockholder is a party or by which such Stockholder is bound or (B) in the case of a Stockholder that is a corporation, limited liability company or limited partnership, the certificate of incorporation, certificate of formation, certificate of limited partnership, by-laws, limited liability company agreement or limited partnership agreement, as the case may be.

11. Definitions. For purposes of this Agreement, the following terms shall have the following respective meanings:

Affiliate: with respect to a specified Person, any Person that directly or indirectly controls, is controlled by, or is under common control with the specified person. As used in this definition, the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through ownership of voting securities, by contract or otherwise.

Board: the board of directors of the Company.

By-Laws: the By-Laws of the Company, as in effect from time to time.

Commission: the Securities and Exchange Commission.

Common Stock: the Common Stock of the Company, par value $.01 per share.

Exchange Act: the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations thereunder which shall be in effect at the time.

Hillman: as defined in the preamble hereto.

Hillman Investors: Hillman Capital Corporation, Hillman CDT LLC, Hillman CDT 2000 LLC, Hillman Capital Management LLC, Hillman Capital Management 2000 LLC and their respective Affiliates.

IPO: means an underwritten initial public offering of Common Stock having an aggregate offering value (measured by the Company’s proceeds before underwriters’ discounts and selling commissions) of at least $20 million and after which an established trading market exists for the Common Stock.

Kelso: as defined in the preamble hereto.

Kelso Investors: KEP VI, KIA VI, their respective Affiliates and any Kelso Designee.

Kelso Designees: board members of Kelso & Companies, Inc., the Louis & Patricia Kelso Trust, officers and directors of any current or former Kelso & Co. portfolio company, any other Persons designated by Kelso and any permitted transferee of any such Person.

Majority Holders: as defined in Section 3(c).

Management Stockholders: as defined in the preamble hereto.

Minority Investors: the persons set forth on Annex A hereto.

NASD: National Association of Securities Dealers, Inc.

NASDAQ: the Nasdaq National Market.

Permitted Assignee: (i) in the case of Kelso, any Kelso Investor, and (ii) in the case of HCDT, any Hillman Investor.

Permitted Transferee: as defined in Section 12.2.

Person: an individual, corporation, partnership, limited liability company, joint venture, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

Registrable Securities: the shares of Common Stock beneficially owned (within the meaning of Rule 13d-3 of the Exchange Act) by the Kelso Investors, the Hillman Investors, the Minority Investors, the Management Stockholders or the Permitted Transferees. As to any particular shares of Common Stock, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been sold to the public pursuant to Rule 144 under the Securities Act, (iii) they shall have been otherwise transferred other than to a Permitted Transferee and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, (iv) following the applicable holdback period pursuant to Section 5 hereof following the effective date of the first Secondary Offering Registration Statement after the IPO, such securities may be offered and sold to the public in the United States without a registration statement pursuant to Rule 144(k) (or any successor rule or regulation) promulgated under the Securities Act or (v) they shall have ceased to be outstanding.

Registration Expenses: all expenses incident to the Company’s performance of or compliance with any registration pursuant to this Agreement, including, without limitation, (i) registration, filing and NASD fees, (ii) fees and expenses of complying with securities or blue sky laws, (iii) fees and expenses associated with listing securities on an exchange or NASDAQ, (iv) word processing, duplicating and printing expenses, (v) messenger and delivery expenses, (vi) transfer agents’, trustees’, depositories’, registrars’ and fiscal agents’ fees, (vii) fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or “cold comfort” letters, (viii) reasonable fees and disbursements of any one counsel retained by the sellers of Registrable Securities, which counsel shall be designated in the manner specified in Section 3 and (ix) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any.

Rule 415 Offering: an offering pursuant to a “shelf” registration pursuant to Rule 415 under the Securities Act, or any successor rule or regulation to similar effect.

Secondary Offering Registration Statement: a registration statement, other than the registration statement declared effective in connection with an IPO, filed by the Company to register any of its equity securities under the Securities Act for its own account (other than on Form S-4 or S-8 or any successor form) or filed to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 1.1 or 2.

Securities Act: the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder which shall be in effect at the time.

12. Miscellaneous.

12.1 Rule 144, etc. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act relating to any class of equity securities, the Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (b) any successor rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

12.2 Successors, Assigns and Transferees. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns under this Section 12.2. Provided that an express assignment shall have been made, a copy of which shall have been delivered to the Company, the provisions of this Agreement which are for the benefit of a holder of Registrable Securities shall be for the benefit of and enforceable by any subsequent holder of any Registrable Securities (“Permitted Transferees”). Notwithstanding anything herein to the contrary, the Management Stockholders shall exercise all rights hereunder on behalf of any of their Permitted Transferees and all other parties hereto shall be entitled to deal exclusively with the Management Stockholders and rely on the consent, waiver or any other action by the Management Stockholders as the consent, waiver or other action, as the case may be, of any such Permitted Transferees of such Management Stockholders.

12.3 Stock Splits. Each holder of Registrable Securities agrees that it will vote to effect a stock split or combination with respect to any Registrable Securities in connection with any registration of any Registrable Securities hereunder, or otherwise, if the managing underwriter shall advise the Company in writing (or, in connection with an offering that is not underwritten, if an investment banker shall advise the Company in writing) that in its opinion such a stock split or combination would facilitate or increase the likelihood of success of the offering. The Company shall cooperate in all respects in effecting any such stock split or combination.

12.4 Amendment and Modification. This Agreement may be amended, modified or supplemented by the Company with the written consent of (i) each of Kelso and Hillman Capital and (ii) a majority (by number of shares) of any other holders of Registrable Securities whose interests would be adversely affected by such amendment, provided that (A) in the event the Management Stockholders are adversely affected by such amendment, such amendment will require the consent of a majority (by number of shares) of the Management Stockholders and (B) all Stockholders shall be notified of such amendment, modification or supplement.

12.5 Governing Law. This Agreement and the rights and obligations of the parties hereunder and the persons subject hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of Delaware, without giving effect to the choice of law principles thereof.

12.6 Invalidity of Provision. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

12.7 Notices. All notices, requests, demands, letters, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) mailed, certified or registered mail with postage prepaid, (c) sent by next-day or overnight mail or delivery or (d) sent by telecopy or telegram, as follows:

(i) If to the Company, to it at:

Cambridge Display Technology, Inc.

Madingley Rise

Madingley Road

Cambridge CB3 0TX

England

Fax: 011-44-1223-723-503

Attention: Stephen Chandler

with a copy to Hillman Capital and to Kelso at their addresses set forth below.

(ii) If to a Management Stockholder, to his or her attention at the address of the Company set forth above.

(iii) If to Hillman, to it at:

Hillman Capital Corporation

313 West 80th Street

New York, New York 10022

Fax: 212-874-9347

Attention: Gerald Paul Hillman

(iv) If to Kelso, to it at:

Kelso & Company

350 Park Avenue, 21st Floor

New York, New York 10022

Fax: 212-223-2379

Attention: James J. Connors

with a copy to:

Debevoise & Plimpton LLP

919 Third Avenue

New York, New York 10022

Fax: 212-909-6836

Attention: Richard D. Bohm

or to such other person or address as any party shall specify by notice in writing to the Company. All such notices, requests, demands, letters, waivers and other communications shall be deemed to have been received (w) if by personal delivery on the day after such delivery, (x) if by certified or registered mail, on the fifth business day after the mailing thereof, (y) if by next-day or overnight mail or delivery, on the day delivered or (z) if by telecopy or telegram, on the next day following the day on which such telecopy or telegram was sent, provided that a copy is also sent by certified or registered mail.

12.8 Headings; Execution in Counterparts. The headings and captions contained herein are for convenience and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same instrument.

12.9 Injunctive Relief. Each of the parties recognizes and agrees that money damages may be insufficient and, therefore, in the event of a breach of any provision of this Agreement the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of this Agreement. Such remedies shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which such party may have.

12.10 Term. This Agreement shall be effective as of the date hereof and shall continue in effect thereafter until the earlier of (a) its termination by the consent of the parties hereto or their respective successors in interest and (b) the date on which no Registrable Securities remain outstanding.

12.11 Termination With Respect to Minority Investors. Following the applicable holdback period pursuant to Section 5 hereof following the effective date of the first

Secondary Offering Registration Statement after the IPO, this agreement shall automatically terminate with respect to all Minority Investors and no Minority Investor shall have any further rights or obligations under this Agreement; provided that, following such termination, the Company will continue to take action as any Minority Stockholder may reasonably request from time to time, to enable such Minority Stockholder to sell shares of Common Stock without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (b) any successor rule or regulation hereafter adopted by the Commission.

12.12 Further Assurances. Subject to the specific terms of this Agreement, each of the Company and the Stockholders shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions, as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

12.13 Entire Agreement. This Agreement is intended by the parties hereto as a final expression of their agreement and intended to be a complete and exclusive statement of their agreement and understanding in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

12.14 Additional Management Stockholders. Notwithstanding anything in this Agreement to the contrary, the Company may from time to time admit additional Management Stockholders to this Agreement, provided that (a) any such Management Stockholder(s) holds Registrable Securities and (b) has executed and delivered a joinder agreement and such other agreements or documents as may reasonably be requested by the Company. Notwithstanding anything in this Agreement to the contrary, any amendment to the Registration Rights Agreement that would adversely affect the interests of a Management Stockholder who is a Management Stockholder as of the date of this Agreement shall not be binding on such Management Stockholder unless either (x) such Management Stockholder consents to such amendment or (y) a majority (by number of shares) of the Management Stockholders who are Management Stockholders as of the date of this Agreement consent to such amendment.

IN WITNESS WHEREOF this Agreement has been signed by each of the parties hereto, and shall be effective as of the date first above written.

CAMBRIDGE DISPLAY TECHNOLOGY, INC.

By:
Name:	David Fyfe
Title:	Chief Executive Officer

KELSO INVESTMENT ASSOCIATES VI, L.P.

By:	Kelso GP VI, LLC,
its general partner

By:
Name:	Philip E. Berney
Title:	Managing Member

KEP VI, LLC

By:
Name:	Philip E. Berney
Title:	Managing Member

i

HILLMAN CAPITAL CORPORATION

By:
Name:	Gerald Paul Hillman
Title:	Managing Director

HILLMAN CDT LLC

By:	HILLMAN CAPITAL MANAGEMENT LLC,
its managing member

By:
Name:	Gerald Paul Hillman
Title:	Managing Director

HILLMAN CDT 2000 LLC

By:	HILLMAN CAPITAL MANAGEMENT 2000 LLC, its managing member

By:
Name:	Gerald Paul Hillman
Title:	Managing Director

ii

ANNEX A

[List of the Minority Investors of Cambridge Display Technology, Inc.]